SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 1-15497

Date of Report: December 16, 2010

Oldwebsites.com, Inc.
(Exact name of registrant as specified in its charter)

Utah	98-0212805
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4804 Skycrest Park Cove, Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

801-531-0404
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On December 14, 2010, Oldwebsites.com, Inc. (the “Company”) held its Annual Meeting of Shareholders at The Little America Hotel, 500 South Main Street, Salt Lake City, Utah.

The Company is providing the following information regarding the results of the matters voted on by the shareholders at the Annual Meeting.

1.  Election of Directors

James Roszel, Terrence Millie and Paul Roszel were elected to the Board of Directors for the ensuing year.

Name	For	Against/Withheld	Abstain	Broker Non-Votes
James Roszel	5,247,099	0	0	0
Terrence Millie	5,247,099	0	0	0
Paul Roszel	5,247,099	0	0	0

2.  Ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accounting firm for the coming year.

For	Against/Withheld	Abstain	Broker Non-Votes
5,247,099	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2010	Oldwebsites.com, Inc.

	By:	/s/ James Roszel
James Roszel, President